SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 31, 2004


                         EARTHWORKS ENTERTAINMENT, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                  133-16736                  23-2442288
         --------                  ---------                  ----------
     (State or other              (Commission               (IRS Employer
     jurisdiction of              File Number)            Identification No.)
     incorporation)

                   324 Dutura St., West Palm Beach, FL   33314
                   -----------------------------------   -----
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (561) 719-9841

                                 eContent, Inc.,
                                 ---------------
        (Former name or former address, if changed since last report.)

PLEASE ADDRESS ALL CORRESPONDENCE TO:

         Earthworks Entertainment, Inc.
         324 Dutura St.
         West Palm Beach, FL          33314

Item 2. Acquisition or Disposition of Assets

On December 31, 2003, the Company's Board of Directors approved an agreement with Peter Keefe, the Company's president, pursuant to a deal memorandum dated December 1, 2003, which is intended to be binding and subject to definitive agreements. The agreement provides for the issuance of 10,000,000 restricted shares of the Company's common stock (or an equivalent value of both common stock and warrants to purchase shares of common stock-based upon the Company's share price as of December 1, 2003); the Company will acquire rights to certain properties, including direct profit participation, merchandise licensing and television distribution rights in connection with the Nine Dog Christmas, Nine Dog Night of Fright and Z-Force animated show properties. On January 31, 2004, the Company and Mr. Keefe completed the execution of the definitive agreements and the board of directors of the Company authorized the issuance of 10,000,000 shares to Mr. Keefe.

As a result, effective for a term of 10 years and subject to renewal by the Company, the Company became the licencee of the following properties:

Rights Acquired                            Property Name              Interest
----------------                           -------------              --------
1. Profit Participation Ownership          Z~Force                      45%

2. Global Management and Control of TV &
    Home Video/DVD Sales, Merchandise,
    Licensing & Distribution               Z~Force                      100%

3. USA TV Distribution Rights              Nine Dog Christmas           100%

4. USA TV Distribution Rights              Nine Dog Night of Fright     100%

5. Gross Revenue - Merchandise Licensing   Nine Dog Christmas             5%

6. Gross Revenue - Merchandise Licensing   Nine Dog Night of Fright       5%

7. Gross Revenue - Home Video/DVD Sales    Nine Dog Christmas             2%

8. Gross Revenue - Home Video/DVD Sales    Nine Dog Night of Fright       3%

9. Profit Participation Ownership          Nine Dog Christmas             3%

10. Profit Participation Ownership         Nine Dog Night of Fright      12%

Item 7. Financial Statements and Exhibits

         (a)      Financial statements *

         (b)      Pro forma financial information *

         (c)      Exhibits

         2.1      Asset Purchase Agreement (without exhibits or schedules)  N/A

         2.2      License Agreement**

         99.1 Certification of Chief Executive Officer and Chief Financial Officer *

         *        To be filed by amendment
         **       Filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 4, 2004

                                              EARTHWORKS ENTERTAINMENT, INC
                                                      (Registrant)



                                             By: /s/Peter Keefe
                                                 -------------------------
                                                 Peter Keefe
                                                 Chief Executive Officer